UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 24, 2014

GSI GROUP INC.

(Exact name of registrant as specified in its charter)

New Brunswick, Canada	001-35083	98-0110412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Middlesex Turnpike Bedford, Massachusetts		01730
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (781) 266-5700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 24, 2014, GSI Group, Inc., a New Brunswick Canada corporation, and certain of its subsidiaries (collectively referred to as “GSI”) entered into an Asset and Equity Purchase Agreement (the “Purchase Agreement”) to sell certain assets and liabilities of GSI’s Scientific Lasers business under the Continuum brand name for approximately $7.0 million in cash, subject to certain working capital adjustments (the “Asset Sale”). The consummation of the Asset Sale is subject to a number of closing conditions. GSI began to account for the Scientific Lasers business as discontinued operations in the first quarter of 2014.

Forward Looking Statements

Information set forth in this Current Report on Form 8-K contains forward-looking statements that involve numerous risks and uncertainties. The statements contained in this communication that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934 including, without limitation, statements regarding the potential consummation of the Asset Sale subject to the terms and conditions set forth in the Purchase Agreement. All forward-looking statements included in this communication are based on information available to GSI on the date hereof. In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology. No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on GSI’s results of operations or financial condition. Accordingly, actual results may differ materially and adversely from those expressed in any forward-looking statements. Undue reliance should not be placed on any forward-looking statements, which speak only as of the date made. Neither GSI nor any other person can assume responsibility for the accuracy and completeness of forward looking statements. There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond GSI’s control, including, but not limited to, the failure to satisfy the conditions to closing the Asset Sale. GSI will not undertake and specifically declines any obligation to update any forward-looking statement. For additional information please refer to GSI’s most recent Form 10–K, 10–Q and 8–K reports filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSI Group Inc. (Registrant)

Date: June 25, 2014	By:	/s/ Robert J. Buckley
Robert J. Buckley Chief Financial Officer